Exhibit 21

List of Subsidiaries

A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 075 969 265 Pty. Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
A.N. Investments Pty. Limited	Australia
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
Allied Press Pty. Limited	Papua New Guinea
ALW Pty. Limited	Australia
Asia Productions Limited	Mauritius
Australian Indoor Tennis Championships Pty. Limited	Australia
Australian Local Search Pty Limited	Australia
Australian News Network Pty. Limited	Australia
AWKO Pty Limited	Australia
Ayr Newspapers Pty. Limited	Australia
B.B.A.C. Pty. Limited	Australia
BB Sports Pty. Limited	Australia
Binni Pty. Limited	Australia
Bookcraft Printing Pty. Limited	Australia
Brisbane Broncos Ltd	Australia
Cable Media Investment Pty. Limited	Australia
Careerone Pty. Limited	Australia
Careerone Services Pty. Limited	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Investments US Sub Inc.	United States of America
Carlholt Nominees Pty. Limited	Australia
Central Coast Publications Pty. Limited	Australia
Chesterland Pty. Limited	Australia
Computer Paper Pty Limited	Australia
Control Investments Pty. Limited	Australia
Cumberland Printers Pty. Limited	Australia
Davies Brothers Pty. Limited	Australia
Daventchell Pty. Limited	Australia
Duvir Holdings Pty Ltd	Australia
Eastrise Profits Limited	Australia
E-Port Internet Services Pty. Limited	Australia
EP Securities Pty. Limited	Australia
F.T.H. Properties Limited	Fiji
Fiji Times Limited	Fiji
Geelong Advertiser (Holdings) Pty. Limited	Australia
Geelong Newspapers Pty. Limited	Australia
GoFish Online Services Pty. Limited	Australia

Gold Coast Publications Pty. Limited	Australia
Hometrack data Systems Ltd	United Kingdom
Hub Online Global Pty Ltd	Australia
HWT (N.S.W.) Pty. Limited	Australia
IPKO Pty Limited	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Pty. Limited	Australia
Karlholt US Sub Inc.	United States of America
Leader Associated Newspapers Pty. Limited	Australia
Leader Media Group Pty. Limited	Australia
Leteno Pty. Limited	Australia
Lisrich Pty. Limited	Australia
Local Search Technologies Limited	Ireland
Lower Burdekin Newspaper Company Pty. Limited	Australia
Messenger Press Pty. Limited	Australia
Mirror Newspapers Pty. Limited	Australia
N.Q.N. Investments Pty. Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
NetUs Pty Ltd	Australia
News Broadcasting Australia Pty. Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Data Security Products Limited	Hong Kong
News Finance (HK) Limited	Hong Kong
News Finance Pty.	Australia
News Group Holdings Pty. Limited	Australia
News Holdings Limited (formerly The News Corporation Limited)	Australia
News Interactive Pty. Limited	Australia
News Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Magazines Pty. Limited	Australia
News (NAPI) Pty. Limited	Australia
News Pay TV Pty. Limited	Australia
News Printing Limited	Hong Kong
News Publishers Holdings Pty. Limited	Australia
News Sports Programming Pty. Limited	Australia
News TV Magazines Pty. Limited	Australia
News U.S. Holdings Pty. Limited	Australia
Newscorp Music Pty. Limited	Australia
Newscorp Overseas Limited	Cayman Islands
Netwide Solutions Pty Ltd	Australia
Pacific Publications (Fiji) Limited	Fiji
Perth Print Pty. Limited	Australia
Post Courier Limited	Papua New Guinea

Property.com.au Ltd	Australia
Property.Look Pty Ltd	Australia
Pure Magazines Pty Ltd	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
QP Ventures Pty. Limited	Australia
Queensland Newspapers Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
Quest Media Holdings Pty. Limited	Australia
Realestate.com.au Financial Services Ltd	Australia
Realestate.com.au Ltd	Australia
Reef League Limited	Australia
Rugby International Pty. Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Sparad (No 9) Pty. Limited	Australia
SRC Holdings Limited	Cayman Islands
Standard Newspapers Pty. Limited	Australia
Super League Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Terrace Investments Pty. Limited	Australia
The Cairns Post Pty. Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
The Sydney Suburban Newspaper Company Pty. Limited	Australia
TI Co US Sub Inc.	United States of America
UK Property Gold Ltd	Australia
United Media Pty. Limited	Australia
Valimanda Pty. Limited	Australia
Web Effect Int. Pty Ltd	Australia
Wespre Pty. Limited	Australia
Winston Investments Pty. Limited	Australia
NEWSCORP INVESTMENTS	United Kingdom
Admacroft Limited	United Kingdom
Applied Decision Systems Limited	United Kingdom
Asserta Business Limited	United Kingdom
Asserta Holdings Limited	United Kingdom
Asserta Home Limited	United Kingdom
Broadsystem Limited	United Kingdom
Broadsystem Ventures Limited	United Kingdom
Canterpath Investments Limited	United Kingdom

Canterpath Limited	United Kingdom
Centrecore Limited	United Kingdom
Convoys Limited	United Kingdom
Convoys Pension Trustees Limited	United Kingdom
Delphi Internet Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Eric Bemrose Staff Pension Trustees Limited	United Kingdom
Eric Bemrose Works Pension Trustees Limited	United Kingdom
Festival Records International Limited	United Kingdom
Fiori Limited	United Kingdom
Firedup.com Limited	United Kingdom
HDM Worboys Limited	United Kingdom
Homeground Marketing Limited	United Kingdom
Integrated Solutions Development Limited	United Kingdom
Internet Property Finder Limited	United Kingdom
KIP Limited	United Kingdom
Learnfree Limited	United Kingdom
Lyntress Limited	United Kingdom
Media Debt Collections Limited	United Kingdom
MicroTrans Limited	United Kingdom
News (UK) Limited	United Kingdom
News 2026 Limited	United Kingdom
News 3003 Limited	United Kingdom
News 4004 Limited	United Kingdom
News 7007 Limited	United Kingdom
News 8008 Limited	United Kingdom
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Corp Europe Limited	United Kingdom
News Corp Europe d.o.o	Croatia
Newscorp Finance Limited	Cayman Islands
News German Television Holdings GmbH	Germany
News Group Newspapers Limited	United Kingdom
News International (Advertisements) Limited	United Kingdom
News International Advertisements (Ireland) Limited	United Kingdom
News International Associated Services Limited	United Kingdom
News International Distribution Limited	United Kingdom
News International Holdings	United Kingdom
News International Limited	United Kingdom
News International Newspapers (Knowsley) Limited	United Kingdom
News International Newspapers (Scotland) Limited	United Kingdom
News International Newspapers (Ireland) Ltd	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News International Publishers Limited	United Kingdom

News International Supply Company Limited	United Kingdom
News International Television Investment Company Limited	United Kingdom
News Japan Programming Services	United Kingdom
News Magazines Holdings Limited	United Kingdom
News Magazines Limited	United Kingdom
News NCH	United Kingdom
News Network Holdings Limited	United Kingdom
News Network Limited	United Kingdom
News Notes Limited	United Kingdom
News of the World Limited	United Kingdom
News Omnimedia Limited	United Kingdom
News Optimus Limited	United Kingdom
News Outdoor Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Scotland Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property One Limited	United Kingdom
News Property Two Limited	United Kingdom
News Property Three Limited	United Kingdom
News Retail Services Limited	United Kingdom
News Securities B.V.	Netherlands
News Securitie B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Television Japan	United Kingdom
News Television	United Kingdom
News Times Holdings Limited	United Kingdom
News UK Nominees Limited	United Kingdom
Newscorp Preference Limited	Cayman Islands
Newsett Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
NGN Executive Pension Trustees Limited	United Kingdom
NGN Staff Pension Plan Trustees Limited	United Kingdom
NI Free Newspapers Limited	United Kingdom
NI Radio Limited	United Kingdom
NI Syndication Limited	United Kingdom
Northern Star Investments Limited	United Kingdom
Ordinto Investments	United Kingdom
Propertyfinder.co.uk Limited	United Kingdom
Radio Productions London Ltd	United Kingdom
Salcombe Securities Limited	United Kingdom
Satellite Marketing and Advertising Limited	United Kingdom
Sky Channel Limited	United Kingdom
The Sun Limited	United Kingdom

The Sunday Times Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
The Times Pension Trusts Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Times Newspapers Production Company Limited	United Kingdom
TNL Pension Trustees Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Virginia Three Limited	United Kingdom
Virginia Two Limited	United Kingdom
Worldwide Learning Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Editora Harper & Row de Brazil Ltda.	Brazil
Editora Vida Ltda.	Brazil
The Zondervan Corporation L.L.C.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (republica Dominicana) S.A	Dominican Republic
Zondervan International, Inc.	USVI
HARPERCOLLINS (UK)	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Collins Desktop Publishing Limited	New Zealand
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publ) Limited	United Kingdom
HarperCollins Canada Limited	Canada
HarperCollins Publishers Ltd	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Pensions Trustee Co. Limited	United Kingdom
HarperCollins Publishers Australia Pty. Limited	Australia
Marshall Pickering Holdings Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom

NEWS PUBLISHING AUSTRALIA LIMITED	United States of America
21st Century Holdings Limited	Hong Kong
All Satellite T.V. Equipment Company Limited	Hong Kong
All Satellite Broadcasting Company Limited	British Virgin Islands
Anurak Investments Ltd	Mauritius
ASkyB Holdings, Inc.	United States of America
Acetic Investments Ltd	Mauritius
Asian Broadcasting FZ-LLC	United Arab Emirates
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
Austair, Inc.	United States of America
Australian Finance Company Inc.	United States of America
BAHU Taiwan Co., Ltd	Taiwan
Balkan News Corporation EAD	Bulgaria
Balkan News Finance, Inc.	United States of America
Beijing PDN Xin Ren Information Technology Co. Ltd.	China
Best Alliance Profits Limited	British Virgin Islands
Broadsystem Incorporated	United States of America
BSkyB Holdco, Inc.	United States of America
Buzzer Investments Ltd	Mauritius
Cable Technology Asia Corporation	Philippines
Carlton Hall Ltd	Malaysia
Channel V Music Networks Limited Partnership	Hong Kong
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B V.	Netherlands
Content & Media Service Sdn Bhd	Malaysia
Crombie International Ltd	Mauritius
Digital Star Company Limited	Cayman Islands
Digiwave Infrastructure and Services Private Limited	India
Dimples Investments Limited	British Virgin Islands
DLO Corporation	United States of America
EFL Licensing, Inc.	United States of America
epartners Limited	United States of America
Evergreen Trading Co L.L.C	United States of America
Fast Plus Limited	British Virgin Islands
FEG Holdings, Inc.	United States of America
Festival Books and Associates Limited	Hong Kong
Fieldmouse Production, Inc.	United States of America
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	United Kingdom
Fortune Star Entertainment Limited	British Virgin Islands
Fox Acquisition Sub, Inc.	United States of America
Fox, Inc.	United States of America
Fox Studios East, Inc.	United States of America
Fox TV 10 Holdings, Inc.	United States of America

Fruition Goal Limited	British Virgin Islands
Genuine Internet, Inc.	United States of America
Global Cricket Corporation Pte Limited	Singapore
Gold Movies Private Limited	India
Good Respond Limited	British Virgin Islands
Greenwich Investments Limited	Hong Kong
Heiko, LLC	United States of America
Heritage Broadcasting Group, Inc.	United States of America
Heritage GP, Inc.	United States of America
Heritage Media Corporation L.L.C.	United States of America
Heritage Media Management, Inc.	United States of America
Heritage Media Services L.L.C.	United States of America
HMI Broadcasting Corporation	United States of America
Hong Kong DTV Company Limited	Hong Kong
Indian Region Broadcasting Limited	Hong Kong
Indya.com Portal Private Limited	India
International Global Networks B.V.	Netherlands
Invicom Limited	Ireland
KIHT, Inc.	United States of America
Kushmore Profits Limited	British Virgin Islands
Live Wire Programme Trading Company Private Limited	India
LJL Corp.	United States of America
LTVGIA Holdco, Inc.	United States of America
LUVSG Holdco, Inc.	United States of America
Mandarin-Media Assets Limited	British Virgin Islands
Maximum Marks Limited	Hong Kong
Media Assets (Cayman) Limited	Cayman Islands
Media Consultancy YH	Korea
Moonglow International Limited	British Virgin Islands
Mulberry Investments Ltd	Mauritius
Murdoch Publications, Inc.	United States of America
NAHI Real Estate Corporation	United States of America
NAI Media International, Inc.	United States of America
NAPI G.P. Corp., Inc.	United States of America
NAPI/WNS, Inc.	United States of America
NCC Investment Ltd	Taiwan
NDS Holdco, Inc.	United States of America
Network Digital Distribution Services FZ-LLC	United Arab Emirates
New Found International Limited	British Virgin Islands
New STAR US Holdings Subsidiary LLC	United States of America
News Air, Inc.	United States of America
News Advertising Sales Incorporated	United States of America
News America DTH Leasing, Inc.	United States of America
News America Holdings Incorporated	United States of America
News America Incorporated	United States of America

News America Magazines, Inc.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store Services L.L.C	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America
News America Publishing Incorporated	United States of America
News America Real Estate, Inc.	United States of America
News Asia Pacific Investments Partnership	United States of America
News Asia Pacific Holdings Partnership	United States of America
News Australia Holdings Pty. Limited (formerly Carlholt Pty. Limited)	Australia
News Bulgaria, Inc.	United States of America
News Bulgaria Television, LLC	United States of America
News Cayman 2000 Limited	Cayman Islands
News Cayman DTH Limited	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
Newscorp Cayman International Limited	Cayman Islands
News Corp Europe, Inc.	United States of America
News Corporation (China) Limited	Hong Kong
News Corporation Subsidiary, Inc.	United States of America
News Croatia Inc.	United States of America
News DTH (Latin America) Investments Ltd	Cayman Islands
News DTH (Mexico) Investments Ltd	Cayman Islands
News DTH do Brasil Comercios & Paticipacoes	Brazil
News DTH Argentina Holdings, Inc.	United States of America
News DTH Investment Ltd	Cayman Islands
News Finance (Cayman) Limited	Cayman Islands
News Group / Times Newspapers U.K., Inc.	United States of America
News Group Realty Corporation	United States of America
News In-Flight Network Company	United States of America
News Investments UK Limited	United States of America
News Limited of Australia, Inc.	United States of America
News Marketing Canada Corp.	Canada
News Media Ukraine	Ukraine
News NAPI Holdings, Inc.	United States of America
News PD Investments (BVI) Limited	British Virgin Islands
News PLD LLC	United States of America
News Publishers Investments Pty. Limited	Australia
News Regional Sports Holdings Limited	Cayman Islands
News Regional Sports Member Limited	Cayman Islands
News Romania Inc.	United States of America
News Sports Programming, Inc.	United States of America
News T Investments, Inc.	United States of America
News Television B.V.	Netherlands
News Yacht Limited	Cayman Islands
NJHBV HoldCo Inc	United States of America

NYP Holdings, Inc.	United States of America
NYP Realty Corporation	United States of America
Omni Holdings, Inc.	United States of America
One Entertainment Network Private Limited	British Virgin Islands
Pine Hill Investments Private Ltd	Mauritius
Precision Components Private Limited	India
Promised Result Limited	British Virgin Islands
Quazar Investments (Mauritius) Limited	Mauritius
Repaca, Inc.	United States of America
Riddle Investments Ltd	Mauritius
SAAS Taiwan Co., Ltd	Taiwan
San Antonio Film Features, Inc.	United States of America
Satellite Television Asian Region B.V.	Netherlands
Satellite Television Asian Region Limited	Hong Kong
SGH Stream Sub, Inc.	United States of America
SGL Entertainment Limited	British Virgin Islands
Shining Profits Limited	British Virgin Islands
Sky Global Holdings, Inc.	United States of America
Sky Global Holdings LLC	United States of America
Sky Global Networks, Inc.	United States of America
Sky Global Operations, Inc.	United States of America
Sky Global Services, Inc.	United States of America
Sky Hill Enterprises Limited	Hong Kong
Smart Source Direct L.L.C.	United States of America
SmartSource Marketing Pty. Limited	United States of America
Smartsource Marketing Limited	New Zealand
Spanish Investments Ltd	Mauritius
Sports Team Analysis and Tracking System of Missouri, Inc.	United States of America
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM (BVI) Limited	British Virgin Islands
STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands
Star (Taiwan) Limited	British Virgin Islands
Star Advertising Sales Limited	United Kingdom
Star Alfaro Ltd	Cayman Islands
Star Asia Region FZ-LLC	United Arab Emirates
Star Asian Movies Limited	British Virgin Islands
Star SBIL Investment Limited	British Virgin Islands
Star (China) Investment Limited	British Virgin Islands
Star Daroca Ltd	Cayman Islands
Star Digital Services Private Limited	India
Star DTH (No. 1) Co. Ltd	Mauritius

Star EKCS Cable Holding Company Limited	Cayman Islands
Star Encryption Networks Limited	Cayman Islands
Star Group Limited	Cayman Islands
STAR Group Regional (Thailand) Ltd	Thailand
Star India Private Limited	India
Star Indiaproperties Investment Limited	British Virgin Islands
STAR International Holding (Thailand) Co., Ltd	British Virgin Islands
Star International Movies Limited	British Virgin Islands
Star International Networks Pvt Ltd	India
Star ISP Ltd	Mauritius
Star LLC Australia Pty Limited	Australia
Star Motilla Ltd	Cayman Islands
Star News Broadcasting Limited	British Virgin Islands
Star Regional (SEA) Pte. Ltd	Singapore
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television Entertainment Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands
Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
STAR-TRAVEL.COM Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
STAR US Holdings, Inc.	United States of America
STAR US Holdings Subsidiary LLC	United States of America
Star Villena Ltd	Cayman Islands
Star Zafra Ltd	Cayman Islands
STATS Mexico Holdings, Inc.	United States of America
Success Echo Limited	British Virgin Islands
Superfair Development Limited	Hong Kong
Supermarket Radio Network, Inc.	United States of America
SVJ Holding Limited	Mauritius
Takamate FZ LLC	Dubai
TENC, Inc.	United States of America
The Express-News Corporation	United States of America
The News Corporation Limited Japan	Japan
TI US Sub, Inc.	United States of America
Touch Tele Content (India) Private Limited	India
Twentieth Century Fox Film Distributors Pty. Limited	United States of America
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands
TVGH Holdco, Inc.	United States of America
V Business (Thai) Limited	Thailand
vDotcom (Thailand) Company Limited	Thailand

Vdotcom Holdings Limited	Hong Kong
VIJAY Television Private Limited	India
V Music & Interactive Channels India Pvt Ltd	India
WGH, Inc.	United States of America
WIL Music, Inc.	United States of America
World Printing Company, Inc.	United States of America
WVAI, Inc.	United States of America
Yarraton Limited	British Virgin Islands
Xing Kong Chuan Mei Group Co., Ltd	British Virgin Islands

Abudi Nur Outdoor Advertising Co	Israel
Advert LLC	Russia
AH WR Pty. Limited	Australia
Alanda Techstroy LLC	Russia
Aldril International Limited	British Virgin Islands
Anzh LLC	Russia
APR City/TVD LLC	Russia
APR Petersburg LLC	Russia
A Team EOOD	Bulgaria
Ator-Alliance LLC	Russia
Ator-Media LLC	Russia
Avtobaza Svyaz LLC	Russia
Balsay Business SA	British Virgin Islands
Barkot Finance Limited	Marshall Islands
Citylight LLC	Russia
Classic FM VOF	Netherlands
Consult Systems Limited	British Virgin Islands
Display LLC	Russia
Easy Doc EOOD	Bulgaria
Ekran LLC	Russia
epartners UK Management Limited	United Kingdom
European Outdoor Company Inc	British Virgin Islands
Expomedia LLC	Russia
Fox Televizija	Serbia
Fregat LLC	Russia
Golden Billboards Ltd	Israel
Granton Enterprises Limited	Cyprus
Impress Adv EOOD	Bulgaria
Kiwi Services Limited	British Virgin Islands
News Media LLC	Russia
Markani Line EOOD	Bulgaria
Maximedia Outdoor Advertising Ltd	Israel
Media Inform LLC	Russia
Media Support Services Limited	British Virgin Islands
Mercury Outdoor Displays Limited	British Virgin Islands

Microtrans Limited	United Kingdom
Multimedia Holdings B.V.	Netherlands
Natural History Limited	New Zealand
News Offset Limited	United Kingdom
News Out of Home BV	Netherlands
News Out of Home GmbH	Austria
News Outdoor Bulgaria EOOD	Bulgaria
News Outdoor Czech Republic Sro	Czech Republic
News Outdoor India Pt Ltd	India
News Outdoor NN LLC	Russia
News Outdoor Poland SA	Poland
News Outdoor Romania S.R.L	Romania
News Outdoor Russia LLC	Russia
News Outdoor Turkey SA	Turkey
Newsett Limited	United Kingdom
News Radio (Romania) S.r.l.	United Kingdom
News Telemedia Europe Limited	United Kingdom
News Television (Romania) S.r.l.	Romania
Nizhnoreklama LLC***	Russia
North-West Factory LLC	Russia
North-West Production LLC	Russia
Northern Outdoor Displays Limited	British Virgin Islands
Outdoor LLC	Russia
Outdoor Marketing LLC	Russia
Outdoor Marketing Region LLC	Russia
Outdoor Media Management LLC	Russia
Outdoor Systems Limited	British Virgin Islands
Pioneer Asset Media Corp	British Virgin Islands
Prestige Services LLC	Russia
Primesite Limited	British Virgin Islands
Primesite LLC	Russia
Publicity XXI LLC	Russia
RA Interreklama EOOD	Bulgaria
Radio Veronica 103 FM BV	Netherlands
Radio 103 BV	Netherlands
Radio Modern LLC	Russia
Radio Natsionalnoi Sluzhbi Novostei	Russia
Radio Nostalgia LLC	Russia
RCMO Advertising Centre of Moscow Region LLC	Russia
Rekart International Limited	British Virgin Islands
Reklama Service LLC	Russia
Rekart Media LLC	Russia
Rektime LLC	Russia
Rim NN LLC	Russia
Rosserv LLC	Russia

Scrope Trade & Finance S.A.	British Virgin Islands
Senrose Finance Limited	British Virgin Islands
Sky Radio A/S	Denmark
Solvex Limited	British Virgin Islands
St Petersburg Advertising LLC	Russia
SV Outdoor LLC	Ukraine
SV Technology LLC	Ukraine
Tantum Inc	British Virgin Islands
Techno Stroy LLC	Russia
Telewizja Puls s.o.o.	Poland
Trinity Neon LLC	Russia
TV Romania BV	Netherlands
Ultra Production LLC	Russia
United Outdoor Holding Inc	British Virgin Islands
Universal Advertising Equipment Company	United States of America
Vector Design Associates Limited	Belize
Vivid Pink Limited	British Virgin Islands
White Nights Advertising Limited	British Virgin Islands
Wild Plum Limited	British Virgin Islands
SKY ITALIA S.R.L.	Italy
Atena Servizi S.r.l.	Italy
Sky TV Italia S.r.I.	Italy
Telecare S.r.l.	Italy
Telepiù S.r.l.	Italy
Telepiù Funding S.a.r.l.	Luxembourg
FOX ENTERTAINMENT GROUP, INC.	United States of America
18 Street Productions, Inc	United States of America
19th Holdings Corporation	United States of America
21st Century Fox Film Corporation	United States of America
99 Productions, Inc.	United States of America
ACA2, Inc.	United States of America
AGY Service, Inc.	United States of America
Alienator Films, Inc.	United States of America
America’s Prince Productions Ltd	Canada
America’s Prince Productions, Inc.	United States of America
Ames Entertainment Ltd.	Canada
Angel Wings Productions, Inc.	United States of America
April Service, Inc.	United States of America
Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States of America
Auction Media Ventures, LLC	United States of America
AVP2 Productions, Inc.	United States of America
Baja Holdings, Inc.	United States of America
Baja Studios, Inc.	United States of America
Bazmark Film Pty. Limited	Australia

Bazmark Film II Pty Limited	Australia
Because He Can Productions, Inc.	United States of America
BHC Network Partner II, Inc.	United States of America
BHC Network Partner III, Inc.	United States of America
BHC Network Partner, Inc.	United States of America
BHC Properties, Inc.	United States of America
Big LouHouse Productions, L.L.C.	United States of America
Big LouMomma Investments, L.L.C.	United States of America
Blackcan Productions Ltd.	Canada
Blacktree Productions, LLC	United States of America
Blackus Productions, Inc.	United States of America
Bluebush Productions, LLC	United States of America
Blue Sky Studios, Inc.	United States of America
BST, S.A. de C.V.	Mexico
Camp Management Incorporated, S.A.	Dominican Republic
Can’t Can't Productions, Inc.	United States of America
Cancat Productions Ltd.	Canada
CANLaws Productions Ltd	Canada
Cannell Entertainment, Inc.	United States of America
CANSand Productions Ltd.	Canada
CCI Television Productions, Inc.	United States of America
CCI Television, Inc.	United States of America
Centfox Film Ges.m.b.H	Austria
Charing Cross Entertainment, Inc.	United States of America
Cheaper US Productions, Inc.	United States of America
Cheerleader Productions, Inc.	United States of America
Chuck B Productions Ltd.	Canada
Chuck B Productions, Inc.	United States of America
Cinemascope Products, Inc.	United States of America
Clearwater Entertainment, Inc.	United States of America
CNI Italy Srl	Italy
CNI US, Inc.	United States of America
Colony Productions, Ltd.	Canada
Cotton Cage Productions, Inc.	United States of America
Crash, LLC	United States of America
Creative Networks International (the Netherlands) B.V.	Netherlands
D.A.W. Productions, Inc.	United States of America
D3C Productions Ltd.	Canada
D3US Productions, Inc.	United States of America
DAS Productions Ltd.	Canada
DAS Productions, Inc.	United States of America
DAT Productions, Inc.	United States of America
Day John Died Productions, Inc.	United States of America
Deliberate Intent Productions Ltd.	Canada
Deliberate Intent, Inc.	United States of America

De Luxe Laboratories Film Storage, Inc.	United States of America
Dice Productions, Inc.	United States of America
Died Rich Productions Ltd.	Canada
Diehar Service, Inc.	United States of America
Digital Leaseholds, Inc.	United States of America
Dozen Canada Productions Ltd.	Canada
Drive-In Cinemas Limited	Kenya
Duets Productions, Inc.	United States of America
ELC Productions Ltd	Canada
Elektra Productions, Inc	United States of America
Elling Productions, Inc.	United States of America
Emmett Street Films, Inc.	United States of America
End of Day Productions, Inc	United States of America
Erag Service, Inc.	United States of America
Evergreen Television Production, Inc.	United States of America
F4 Productions, Inc.	United States of America
FA Productions, Inc.	United States of America
Family Forensics Productions, Inc.	United States of America
Family Productions, Inc.	United States of America
Fanfourtwo Productions, Inc.	United States of America
FBC Sub, Inc.	United States of America
Fever Pitch Productions, Inc.	United States of America
FF Productions Limited	Canada
FF Quebec Productions Ltd.	Canada
Final Stretch Productions, Inc.	United States of America
FLAC Worldwide LLC	United States of America
Flashlight 21, Inc.	United States of America
Footsteps Productions Ltd.	Canada
Footsteps Productions, Inc.	United States of America
Four Star Entertainment Corp.	United States of America
Four Star International, Inc.	United States of America
Fox 21, Inc.	United States of America
Fox Animation Los Angeles, Inc.	United States of America
Fox Animation Studios, Inc.	United States of America
Fox Atomic, Inc.	United States of America
Fox Australia Investments Pty. Limited	Australia
Fox Australia Pty. Limited	Australia
Fox Baseball Holdings, Inc.	United States of America
Fox Boston Land Holdings, Inc	United States of America
Fox Boston Land LLC	United States of America
Fox Boston Seaport Land LLC	United States of America
Fox Broadcasting Company	United States of America
Fox Broadcasting Sub, Inc.	United States of America
Fox BSB Holdco, Inc.	United States of America
Fox Cable Networks, Inc.	United States of America

Fox Cable Network Services, LLC	United States of America
Fox Cable Ventures, Inc.	United States of America
Fox Center Productions, Inc.	United States of America
Fox Channels Colombia Ltda.	Colombia
Fox Channels Japan, Inc.	United States of America
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States of America
Fox College Sports, Inc.	United States of America
Fox Daytime Prods., Inc.	United States of America
Fox Development Group, Inc.	United States of America
Fox Digital Enterprises, Inc.	United States of America
Fox Dome Holding Company, Inc	United States of America
Fox East Productions, Inc.	United States of America
Fox Film de la Argentina S.A.	Argentina
Fox Film Do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States of America
Fox Filmed Entertainment Australia Pty. Limited	Australia
Fox Global Holdings, Inc.	United States of America
Fox Home Entertainment Ltd.	United Kingdom
Fox Home Entertainment Worldwide, LLC	United States of America
Fox Interactive Ltd.	United Kingdom
Fox Interactive, Inc.	United States of America
Fox Interamericana S.A.	Mexico
Fox International Channels (France) SAS	France
Fox International Channels (UK) Limited	United Kingdom
Fox International Channels (US), Inc.	United States of America
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels Espana S.L.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Italy S.r.L.	Italy
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Switzerland GmbH	Switzerland
Fox International Equity, Inc.	United States of America
Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International Productions, Inc.	United States of America
Fox International, Inc.	United States of America
Fox Island Productions, Inc.	United States of America
Fox Japan Movie Channels, Inc.	United States of America
Fox Lane Productions, Inc.	United States of America
Fox LAPTV Holdings, Inc.	United States of America
Fox LAPTV LLC	United States of America
Fox Late Night Productions, Inc.	United States of America
Fox Latin American Channels (Chile) Limitada	Chile
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel, Inc.	United States of America

Fox Latin American Channel SRL	Argentina
Fox Media Services, Inc.	United States of America
Fox Mobile Entertainment, Inc.	United States of America
Fox Mobile Holdings, LLC	United States of America
Fox Mobile Studios, Inc.	United States of America
Fox Moore Park Pty. Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States of America
Fox Movie Channel, Inc.	United States of America
Fox Movietonews, Inc.	United States of America
Fox Music, Inc.	United States of America
Fox Net, Inc.	United States of America
Fox News International, Inc.	United States of America
Fox News Network, LLC	United States of America
Fox News Productions, Inc.	United States of America
Fox News Service, Inc.	United States of America
Fox News, Inc.	United States of America
Fox Nitetime Prods., Inc.	United States of America
Fox Optco, LLC	United States of America
Fox Partnership Investment Pty. Limited	Australia
Fox Pay-Per-View Services, Inc.	United States of America
Fox Production Services Pty. Limited	Australia
Fox Professional Services 3, LLC	United States of America
Fox Reality Channel, Inc.	United States of America
Fox Records, Inc.	United States of America
Fox Regional Sports Holdings, Inc.	United States of America
Fox Searchlab, Inc.	United States of America
Fox Searchlight Pictures, Inc.	United States of America
Fox Searchlight (UK) Limited	United Kingdom
Fox Services, Inc.	United States of America
Fox Soccer Channel, LLC	United States of America
Fox Software, Inc.	United States of America
Fox Sports Arena, LLC	United States of America
Fox Sports Baseball Holdings, Inc.	United States of America
Fox Sports Interactive Media, LLC	United States of America
Fox Sports International B.V	Netherlands
Fox Sports International, Inc.	United States of America
Fox Sports International Distribution Ltd.	Cayman Islands
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States of America
Fox Sports Net Bay Area Holdings, LLC	United States of America
Fox Sports Net Canada Holdings, LLC	United States of America
Fox Sports Net Chicago Holdings, LLC	United States of America
Fox Sports Net Detroit, LLC	United States of America
Fox Sports Net Distribution, LLC	United States of America
Fox Sports Net Florida, Inc.	United States of America

Fox Sports Net National Ad Sales Holdings, LLC	United States of America
Fox Sports Net National Ad Sales Holdings II, LLC	United States of America
Fox Sports Net North, LLC	United States of America
Fox Sports Net Northwest, LLC	United States of America
Fox Sports Net Ohio, LLC	United States of America
Fox Sports Net Pacific Holdings, Inc.	United States of America
Fox Sports Net Pittsburgh, LLC	United States of America
Fox Sports Net Rocky Mountain LLC	United States of America
Fox Sports Net West 2, LLC	United States of America
Fox Sports Net West, LLC	United States of America
Fox Sports Net, Inc.	United States of America
Fox Sports Productions, Inc.	United States of America
Fox Sports U.S. Distribution LLC	United States of America
Fox Sports World Middle East, LLC	United States of America
Fox Square Productions (Canada), Inc.	United States of America
Fox Square Productions, Inc.	United States of America
Fox Stations Sales, Inc.	United States of America
Fox Studios Australia Pty. Limited	Australia
Fox Television Animation, Inc.	United States of America
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States of America
Fox Television Stations of Birmingham, Inc.	United States of America
Fox Television Stations of Philadelphia, Inc.	United States of America
Fox Television Stations, Inc.	United States of America
Fox Television Studios Productions, Inc.	United States of America
Fox Television Studios, Inc.	United States of America
Fox Town Holdco, Inc.	United States of America
Fox Transactional TV, Inc.	United States of America
Fox Tunes, Inc.	United States of America
Fox Unit Investment Pty. Limited	Australia
Fox Van Productions Ltd.	Canada
Fox VX Productions Quebec 1 Ltd.	Canada
Fox VX Productions Toronto 1 Ltd.	Canada
Fox West Pictures, Inc.	United States of America
Fox World Australia Pty. Limited	Australia
Fox World Productions, Inc.	United States of America
Fox World UK Limited	United Kingdom
Fox World Ventures Holland, Inc.	United States of America
Fox Worldwide Telecommunications LLC	United States of America
Fox Worldwide Television LLC	United States of America
Fox Worldwide Theatrical LLC	United States of America
Fox/UTV Holdings, Inc.	United States of America
Foxfilmes Limitada	Portugal
Foxlab, Inc.	United States of America
Fox-NGC (International) Holdings, Inc.	United States of America

Fox-NGC (US) Holdings, Inc.	United States of America
FoxStar Productions, Inc.	United States of America
Foxtor Productions Ltd.	Canada
FoxVideo International Distribution, Inc.	United States of America
FoxVideo Ltd.	United Kingdom
FoxView, Inc.	United States of America
Foxwatch Productions, Inc.	United States of America
Fredco Property Holdings, Inc.	United States of America
FRSM Holdings, Inc.	United States of America
FRT Productions, Inc.	United States of America
FS Australia LLC	United States of America
FSI SPV, Inc.	United States of America
FSN Southern Holdings, Inc.	United States of America
FSO Productions, Inc.	United States of America
FTS Boston, Inc.	United States of America
FTS Investments, Inc.	United States of America
FTS North Carolina, Inc.	United States of America
FTS Philadelphia, Inc.	United States of America
Fuel TV, Inc	United States of America
FV Productions Ltd.	Canada
FXT Productions Ltd.	Canada
FWA Productions, Inc.	United States of America
FX Networks, LLC	United States of America
Galaxy Way Finance Company, Inc.	United States of America
Galaxy Way Productions, Inc.	United States of America
Gar 2 Service, Inc.	United States of America
Garfield US Productions, Inc.	United States of America
GATV Productions, Inc.	United States of America
Geek Productions, Inc.	United States of America
Genesis Video Entertainment, Inc.	United States of America
Georgetown Productions Ltd.	Canada
Georgetown Productions, Inc.	United States of America
Giant Bowling Pin Productions, Inc.	United States of America
Glen Avenue Films, Inc.	United States of America
Glimpse of Hell Productions Ltd.	Canada
Glimpse of Hell Productions, Inc.	United States of America
Glow Productions Ltd.	Canada
Gold Key Entertainment, Inc.	United States of America
Gone Fission, Inc.	United States of America
Good Ghouls, Inc.	United States of America
Green River Productions Ltd.	Canada
Greenleaves Productions, Inc.	United States of America
GTH-103, Inc.	United States of America
Gum Tree Productions Pty. Limited	Australia
Guthy-Renker Holding Corporation	United States of America

Harmon Cove Productions, Inc.	United States of America
Harsh Realm US Prodco, Inc.	United States of America
Heavenly Kingdom Films, Inc.	United States of America
HEC Holdco, Inc.	United States of America
Highgate Pictures, Inc.	United States of America
Highgate Productions, Inc.	United States of America
Hispano FoxFilm S.A.E.	Spain
Hornrim Productions, Inc.	United States of America
Hot Zone Productions, Inc.	United States of America
HP Integration, Inc.	United States of America
Human Animals Productions, Inc.	United States of America
Hurt Bert Productions, Inc.	United States of America
In-Cine Distribuidora Cinematografica, S.L.	Spain
Inked Productions, Inc.	United States of America
Interrogation Productions, Inc.	United States of America
ISP Transponder LLC	United States of America
John US Productions, Inc.	United States of America
KCOP Television, Inc.	United States of America
KDFW License, Inc.	United States of America
KDFW Television, Inc.	United States of America
KNSD License, Inc.	United States of America
Kronenberg Chronicles, Inc.	United States of America
KSAZ License, Inc.	United States of America
KSAZ Television, Inc.	United States of America
KTBC License, Inc.	United States of America
KTBC Television, Inc.	United States of America
KTVI License, Inc.	United States of America
KTVI Television, Inc.	United States of America
L.C. Holding Corp.	United States of America
LAPTV A Corporation	United States of America
LAPTV B Corporation	United States of America
Larchmont Productions, Inc.	United States of America
Latin America Finance Company, Inc.	Cayman Islands
Law Productions Ltd.	Canada
Leap Off Productions, Inc.	United States of America
Learning Corporation of America	United States of America
Learning Corporation of America Films, Inc.	United States of America
Les Productions Fox-Europa S.A.	France
Lianella Productions Ltd.	Canada
Lianella Productions, Inc.	United States of America
Liberty Productions, Inc.	United States of America
Liberty/Fox Southeast LLC	United States of America
Library Holdings, Inc.	United States of America
Like Mike US Productions, Inc.	United States of America
Limited Liability Company “Twentieth Century Fox CIS”	Russia

Live Forever Productions, Inc.	United States of America
Looks At Productions, Inc.	United States of America
Lop Service, Inc	United States of America
Low Life Holdings LLC	United States of America
Low Life Investments, L.L.C.	United States of America
Low Life Productions, L.L.C.	United States of America
Lunit Productions, Inc.	United States of America
Marone Service, Inc.	United States of America
Meg-Max-Mart Productions Ltd.	Canada
Meg-Max-Mart Productions, Inc.	United States of America
Mike Canada Productions Ltd.	Canada
Millennium Canadian Productions East Ltd.	Canada
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	United States of America
Mirror Pictures Corporation	United States of America
Mobizzo, Inc.	United States of America
Monet Lane Prods., Inc.	United States of America
Monty Two, Inc.	United States of America
Mooseport Productions, Inc.	United States of America
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States of America
Mr. Fantastic Ontario Productions Ltd.	Canada
MVP Video Productions, Inc.	United States of America
MyNetworkTV, Inc.	United States of America
NA Property Holdings, Inc.	United States of America
National Advertising Partners	United States of America
National Sports Programming	United States of America
National Studios, Inc.	United States of America
Natural Blonde Films, Inc.	United States of America
Natural History New Zealand Ltd.	New Zealand
Netherlands Fox Film Corporation B.V.	Netherlands
New Dallas Media, Inc.	United States of America
New DMIC, Inc.	United States of America
New World Administration	United States of America
New World Animation, Ltd.	United States of America
New World Communications Group Incorporated	United States of America
New World Communications of Atlanta, Inc.	United States of America
New World Communications of Detroit, Inc.	United States of America
New World Communications of Kansas City, Inc.	United States of America
New World Communications of Milwaukee, Inc.	United States of America
New World Communications of Ohio, Inc.	United States of America
New World Communications of St Louis, Inc.	United States of America
New World Communications of Tampa, Inc.	United States of America
New World Entertainment, Ltd.	United States of America
New World Pictures, Ltd.	United States of America

New World Television Incorporated	United States of America
New World Television Productions, Inc.	United States of America
New World Television Programming	United States of America
New World Video	United States of America
New World/Genesis Distribution	United States of America
News Broadcasting Japan Co. Ltd	Japan
News From The Edge Productions Ltd.	Canada
News From The Edge, Inc.	United States of America
News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	United States of America
News-USDTV Holdings, Inc.	United States of America
NF Productions, Inc.	United States of America
NGC Network Latin America, LLC	United States of America
NGC Network US, LLC	United States of America
Night Service, Inc.	United States of America
Northgate Productions, Inc.	United States of America
NW Communications of Austin, Inc.	United States of America
NW Communications of Phoenix, Inc.	United States of America
NW Communications of San Diego, Inc.	United States of America
NW Communications of Texas, Inc.	United States of America
NW Management Incorporated	United States of America
NW Programs Incorporated	United States of America
NWC Acquisition Corporation	United States of America
NWC Holdings Corporation	United States of America
NWC Intermediate Holdings Corporation	United States of America
NWC Management Corporation	United States of America
NWC Sub I Holdings Corporation	United States of America
NWC Sub II Holdings Corporation	United States of America
NWCG Holdings Corporation	United States of America
NWE Holdings Corporation	United States of America
NWE Sub I Incorporated	United States of America
NWTV Intermediate Holdings Corporation	United States of America
O/Y Fox Film A/B	Finland
Oregon Television, Inc.	United States of America
Palange Productions Ltd.	Canada
Palange Productions, Inc.	United States of America
Pamco International, Inc.	United States of America
Panoramic Productions, Inc.	United States of America
Partial Access Productions, Inc.	United States of America
Pathe Pereire SAA	France
Pico Films, Inc.	United States of America
Pinelands Broadcasting, Inc.	United States of America
Presentation Productions, Inc.	United States of America
President Video Limited	United Kingdom
Prime Network LLC	United States of America

Prime Time Media, Inc.	United States of America
Prison Break 2005-A, LLC	United States of America
Prison Break 2005-B, LLC	United States of America
Purpleleaf Productions, LLC	United States of America
R U The Girl Productions, Inc.	United States of America
Race Productions, Inc.	United States of America
Raekwon Productions Ltd.	Canada
Raekwon Productions, Inc.	United States of America
Rags Productions, Inc.	United States of America
Ray Tracing Films, Inc.	United States of America
Redemption Productions, Inc.	United States of America
Redweed Productions, LLC	United States of America
Reef Dog Productions, Inc.	United States of America
Reunite Productions, Inc.	United States of America
Rewind Music, Inc.	United States of America
SAI Productions Ltd.	Canada
Say It Isn’t So Productions, Inc.	United States of America
SC Productions, Inc.	United States of America
Schrodinger’s Cat Productions, Inc.	United States of America
SCI Sub I Incorporated	United States of America
SCI Subsidiary Corporation	United States of America
SCPI, Inc.	United States of America
Scream Films Limited	United Kingdom
Scream Media Limited	United Kingdom
Scream Television Limited	United Kingdom
Sentinel US Productions, Inc.	United States of America
Servicios BST, S.A. de C.V.	Mexico
Shadows Productions, Ltd.	United Kingdom
Shadow Walkers Productions Ltd.	Canada
Shoot the Horse Productions, Inc.	United States of America
Sin Eater Productions, Inc.	United States of America
Skyscraper Productions, Inc.	United States of America
Small Cages Productions, Inc.	United States of America
SOB Productions, Inc.	United States of America
Spectacle Productions, Inc.	United States of America
Speed Channel, Inc.	United States of America
Sports Geniuses, Inc.	United States of America
Sports Holding, Inc.	United States of America
Sports One, LLC	United States of America
SportSouth Holdings, LLC	United States of America
Springwood Productions, Inc.	United States of America
Sprocket Music, Inc.	United States of America
STF Productions, Inc.	United States of America
Stopher Productions Ltd.	Canada
Stopher Productions, Inc.	United States of America

Strange World Productions, Inc.	United States of America
Strike-A-Match Productions, Inc.	United States of America
Studios De La Playa, S.A. de C.V.	Mexico
Sun UK Service, Inc.	United States of America
Suncanada Productions Ltd.	Canada
Sunshine Network, Inc.	United States of America
Surgery Productions, Inc.	United States of America
TCAN Productions Ltd.	Canada
TCF Canadian TV Enterprises, Inc.	United States of America
TCF Digital Holdings, Inc.	United States of America
TCF Distributing, Inc.	United States of America
TCF Eastern Europe, Inc.	United States of America
TCF Harsh Realm Productions, Inc.	United States of America
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF Music Publishing, Inc.	United States of America
TCF Speed II Productions, Inc.	United States of America
TCFTV Canadian Productions, Inc.	United States of America
TCFTV Canadian Services, Inc.	United States of America
TCFTV CanPro II, Inc.	Canada
TCFTV CanPro III Ltd.	Canada
TCFTV CanPro, Inc.	United States of America
TCFTV US Prodco #1, Inc.	United States of America
TCFTV US Prodco #2, Inc.	United States of America
TCFTV US Prodco #3, Inc.	United States of America
TCFTV US Prodco #4, Inc.	United States of America
TCFTV US Prodco #5, Inc.	United States of America
TCFTV US Prodco #6, Inc.	United States of America
TCFTV US Prodco #7, Inc.	United States of America
TCFTV US Prodco #8, Inc.	United States of America
TCFTV US Prodco #9, Inc.	United States of America
TCFTV US Prodco #10, Inc.	United States of America
TCFTV US Prodco #11, Inc.	United States of America
TCFTV US Prodco #12, Inc.	United States of America
TCFTV Van II Services Ltd.	Canada
TCFTV Van Services Ltd.	Canada
TCFTV Worldwide Productions, Inc.	United States of America
The Barn Productions, Inc.	United States of America
The Colony Productions, Inc.	United States of America
The Fox Interactive Store, Inc.	United States of America
The Fox Store, Inc.	United States of America
The Greenblatt Janollari Studio, Inc.	United States of America
The Test Productions, Inc.	United States of America
Three Sticks Productions Ltd.	Canada
Three Sticks Productions, Inc.	United States of America
Tomorrow Films Ltd.	Canada

Tournament of Greats, Inc.	United States of America
Transient Films, Inc.	United States of America
Trash Productions, Inc.	United States of America
Triple G Productions Ltd.	Canada
Triple G Productions, Inc.	United States of America
Turner Regional Entertainment Network, Inc.	United States of America
TVF II Productions, Inc.	United States of America
TVF Productions, Inc.	United States of America
TVM Productions, Inc.	United States of America
TVT License, Inc.	United States of America
Twelve Mile Road Productions, Inc.	United States of America
Twentieth Century Fox BD+, LLC	United States of America
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States of America
Twentieth Century Fox Distributing Corporation	United States of America
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Company Services Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States of America
Twentieth Century Fox Film Corporation (Australia) Pty. Limited	Australia
Twentieth Century Fox Film Corporation Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico, S.A.	Mexico
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films S.A.	Panama
Twentieth Century Fox France, Inc.	United States of America
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty. Limited	Australia
Twentieth Century Fox Home Entertainment B.V.	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Espana S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States of America
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan KK	Japan
Twentieth Century Fox Home Entertainment Korea Inc.	Korea
Twentieth Century Fox Home Entertainment Latin America, Inc.	Cayman Islands
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States of America
Twentieth Century Fox Home Entertainment Middle East, Inc.	United States of America

Twentieth Century Fox Home Entertainment South Pacific Pty. Limited	Australia
Twentieth Century Fox Import Corporation	United States of America
Twentieth Century Fox Inc., U.S.A.	United States of America
Twentieth Century Fox India, Inc.	United States of America
Twentieth Century Fox Inter-America, Inc.	United States of America
Twentieth Century Fox International Corporation	United States of America
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States of America
Twentieth Century Fox International Television Distribution, Inc.	United States of America
Twentieth Century Fox International Television, Inc.	United States of America
Twentieth Century Fox International Theatrical Distribution, Inc.	United States of America
Twentieth Century Fox Italy S.p.A., Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States of America
Twentieth Century Fox Japan, Inc.	United States of America
Twentieth Century Fox Korea, Inc.	Korea
Twentieth Century Fox Latin America Theatrical, Inc.	Cayman Islands
Twentieth Century Fox Licensing & Merchandising Limited	United Kingdom
Twentieth Century Fox Media, Inc.	United States of America
Twentieth Century Fox Merchandise Store, Inc.	United States of America
Twentieth Century Fox Norway A.S.	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pakistan, Inc.	United States of America
Twentieth Century Fox Pay Television (Australia) Pty. Limited	Australia
Twentieth Century Fox Peruana S.A.	Peru
Twentieth Century Fox Philippines, Inc.	Phillipines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox, Puerto Rico Inc.	Puerto Rico
Twentieth Century Fox Studio Club	United States of America
Twentieth Century Fox Telecommunications International, Inc.	United States of America
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States of America
Twentieth Century Fox Titanic Productions, Inc.	United States of America
Twentieth Century Fox Trinidad Limited	Trinidad
Twentieth Century Fox Worldwide Productions, Inc.	United States of America
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States of America
Twenty-First Century Film Corporation	United States of America
Twenty-First Century Fox Corporation	United States of America
Twenty-First Century Fox Film Company Limited	United Kingdom
Twenty-First Century Fox Italy S.r.l.	Italy
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States of America
Twenty-First Century Fox Varieties, Inc.	United States of America
TX Productions, Inc.	United States of America
United Entertainment Group, Inc.	United States of America

United Television Sales, Inc.	United States of America
Unmatched Service, Inc.	United States of America
Used Service, Inc.	United States of America
USFlicka Productions, Inc.	United States of America
USLaws, Inc.	United States of America
USSand Productions, Inc.	United States of America
USSun Productions, Inc.	United States of America
UTV of Baltimore, Inc.	United States of America
UTV of Orlando, Inc.	United States of America
UTV of San Francisco, Inc.	United States of America
Van Ness Films, Inc.	United States of America
Van Productions Ltd.	Canada
Venue Merchandising, Inc.	United States of America
Verde River Productions, Inc.	United States of America
Very Imaginative Pictures, Inc.	United States of America
Voyage S.A.S.	France
WAGA License, Inc.	United States of America
Watercooler Productions, Inc.	United States of America
WBRC and WGHP Holdings Corporation	United States of America
WBRC and WGHP Television Corporation	United States of America
WBRC License, Inc.	United States of America
WDAF License, Inc.	United States of America
WDAF Television, Inc.	United States of America
Wedron Silica Company	United States of America
Welcome Productions Ltd.	Canada
West End Circle Studios, Inc.	United States of America
Westgate Productions, Inc.	United States of America
WFXT, Inc.	United States of America
WGHP License, Inc.	United States of America
WITI License, Inc.	United States of America
WJBK License, Inc.	United States of America
WJW License, Inc.	United States of America
Wolg Productions, Inc.	United States of America
World War III Productions, Inc.	United States of America
Wrong Turn Productions, Inc.	United States of America
WTC Productions Ltd.	Canada
WWOR-TV, Inc.	United States of America
X-F Productions, Inc.	United States of America
X3Canada Productions Ltd.	Canada
X3US Productions, Inc.	United States of America
XM2 Productions, Inc.	United States of America
XM3 Service, Inc.	United States of America
FOX INTERACTIVE MEDIA, INC.	United States of America
Alena, LLC	United States of America
Askmen.com Solutions Canada Inc.	Canada

Cases Ladder, Inc.	United States of America
First Down Publications, Inc.	United States of America
Focalex, Inc.	United States of America
GameSpy Industries, Inc.	United States of America
Hydroderm, LLC	United States of America
IGN Entertainment, Inc.	United States of America
IncFusion Corporation	United States of America
Intermix Holdings LLC	United States of America
Intermix Media, Inc.	United States of America
Intermix Network, LLC	United States of America
kSolo, Inc.	United States of America
MySpace UK Limited	United Kingdom
MySpace, Inc.	United States of America
Next Speed Hosting, LLC	United States of America
Norgould Inc.	United States of America
North Plains, LLC	United States of America
Opt-in Group, LLC	United States of America
Pet Life Enhancement, LLC	United States of America
Publication Collections Inc.	United States of America
Responsebase Marketing, LLC	United States of America
Science of Smell, LLC	United States of America
Scout Media, Inc.	United States of America
Scout Publishing, LLC	United States of America
Scout.com, LLC	United States of America
Sidereus Technologies, Inc.	United States of America
Social Labs, LLC	United States of America
Sunningdale Holdings, LLC	United States of America
Two Cents Inc.	United States of America
WhatIfSports.com, Inc.	United States of America
NDS GROUP plc.	United Kingdom
Digi Media Vision Limited	United Kingdom
NDS Americas, Inc.	United States of America
NDS Asia Pacific Limited	Hong Kong
NDS Asia Pacific Pty. Limited	Australia
NDS Beijing Information Technology Co	China
NDS Denmark A/S	Denmark
NDS Limited	United Kingdom
NDS Marketing Israel Limited	Israel
NDS Services Pay-TV Technology Private Limited (India)	India
NDS Technologies France SAS	France
NDS Technologies Israel Limited	Israel
News Datacom Limited	United Kingdom
NT Media Limited	United Kingdom
Orbis Technology Limited	United Kingdom
SVP LA LLC	United States of America
SVP Alliance, Inc.	United States of America